Valued Advisers Trust

BRC Large Cap Focus Equity Fund

Institutional Class Shares (BRCIX)

Advisor Class Shares (BRCFX)

Supplement dated June 9, 2016

To the Fund’s Prospectus dated February 29, 2016

Investment Strategy

The Board of Trustees approved a request by BRC Investment Management, LLC, the investment adviser to the BRC Large Cap Focus Equity Fund (the “Fund”), to modify the Fund’s principal investment strategies by expanding the number of stocks the Fund will normally hold.

Effective immediately, the Fund’s prospectus is hereby revised as follows:

The fifth paragraph under the heading “FUND SUMMARY – BRC LARGE CAP FOCUS EQUITY FUND – Principal Investment Strategies” and the fifth paragraph under the heading “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – BRC LARGE CAP FOCUS EQUITY FUND – Principal Investment Strategies” are each deleted in their entirety and replaced with the following:

The Fund will normally hold a core position of between 30 and 60 common stocks. The number of securities held by the Fund may occasionally exceed this range at times, such as when the portfolio managers are accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may engage in active trading to carry out its investment strategy.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 29, 2016 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 272-1214.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE